UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2005 (November 7,
                                     2005)

                            US GLOBAL NANOSPACE, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                   000 - 23339                13-3720542
  (State or other jurisdiction         (Commission              (IRS Employer
        of incorporation)              File Number)          Identification No.)


            2533 North Carson Street, Suite 5107                  89706
                    Carson City, Nevada
          (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (775) 841-3246

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On November 7, 2005 and November 8, 2005, the Board of Directors of US Global Nanospace, Inc. (the "Registrant") approved the execution of agreements pursuant to which certain debt owed by the Registrant will be paid with shares of the Registrant's common stock.

      On November 7, 2005, the Registrant and USDR Aerospace, Ltd. entered into an agreement pursuant to which the Registrant issued 4,009,660 shares of its common stock, at a value per share of $0.075, to USDR Aerospace, Ltd. as full and final payment of employee and product development services in the amount of $300,720.44 provided by USDR Aerospace, Ltd. to the Registrant.

      On November 8, 2005, the Registrant and USDR, Inc. entered into an agreement pursuant to which the Registrant issued 2,414,622 shares of its common stock, at a value per share of $0.072, to USDR, Inc. as full and final payment of a loan received from USDR, Inc. in the amount of $173,852.77, including interest accrued through November 8, 2005.

      Both  USDR   Aerospace,   Ltd.  and  USDR,  Inc.  are  entities  that  are
wholly-owned or controlled by John Robinson, the Registrant's Chairman and a director.

      The issuance of these securities were deemed to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") in reliance on Section 4(2) of the Securities Act as transactions by an issuer not involving any public offering. The recipients of securities in these transactions represented their intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof. The sales of these securities were made without general solicitation or advertising.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

      The disclosure set forth under Item 1.01 above is incorporated by reference herein.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 14, 2005

                              US Global Nanospace, Inc.



                              By: /s/ Carl Gruenler
                                  --------------------------------------
                                  Carl Gruenler, Chief Executive Officer